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                                 Exhibit 23(a)
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                     [Letterhead of KPMG Peat Marwick LLP]

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



The Board of Directors
Southside Bancshares Corp:


    We consent to the use of reports incorporated herein by reference.

                       /s/  KPMG PEAT MARWICK LLP

St. Louis, Missouri
January 30, 1996